                                                                   Exhibit 10.24

                                    EXHIBIT A
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$1,000,000                                                    Melville, New York
                                                                October 19, 2006

     Reference is made to the $5,000,000 Revolving Credit Note dated September
12, 2003 made by CPI Aerostructures, Inc. and payable to JPMorgan Chase Bank
("Existing Note"). Borrower (as defined below) and Bank (as defined below) each agree that to the extent that this Amended and Restated Revolving Credit Note amends the Existing Note, the Existing Note is amended, and to the extent that this Amended and Restated Revolving Credit Note restates the Existing Note, the
Existing Note is restated.

     FOR VALUE RECEIVED, CPI Aerostructures, Inc. ("Borrower") hereby promises to pay to the order of JPMorgan Chase Bank, N.A. ("Bank") at the office of Bank located at 395 North Service Road, Suite 302, Melville, New York 11747 or at
such other location as Bank may direct, the principal sum of $1,000,000, or if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Credit Agreement referred to below on the
Revolving Credit Facility Termination Date (as defined in the Credit Agreement referred to below).

     Borrower also promises to pay interest on the unpaid principal balance of this Amended and Restated Revolving Credit Note, for the period any principal is outstanding under such Note, at the office specified above, at the time and rate per annum specified in the Credit Agreement referred to below. Any amount of principal or interest due and payable pursuant to this Amended and Restated
Revolving Credit Note which is not paid when due, whether by stated maturity, acceleration or otherwise, shall bear interest from the date when due until said principal amount or interest is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.

     Borrower hereby authorizes Bank to endorse on the Schedule annexed to this
Amended and Restated Revolving Credit Note the amount of all Revolving Credit
Loans made to Borrower by Bank and all continuations, conversions and payments of principal amounts in respect of the Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to Bank, provided, however, that the failure to make such notation with respect to any
Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Amended and Restated
Revolving Credit Note.

     If this Amended and Restated Revolving Credit Note becomes due and payable on a day other than a Business Day, the maturity of this Note shall be extended to the next

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following Business Day, and interest shall be payable on such installment at the rate specified in this Amended and Restated Revolving Credit Note during such extension.

     All payments on this Amended and Restated Revolving Credit Note shall be made in lawful money of the United States of America in immediately available funds.

     Reference is made to the Amended and Restated Revolving Credit Agreement dated October 19, 2006 between Borrower and Bank (the Revolving Credit
Agreement, as it be amended from time to time, being the "Credit Agreement").
This Amended and Restated Revolving Credit Note is the Revolving Credit Note
referenced in the Credit Agreement and evidences the Revolving Credit Loans made by Bank to Borrower pursuant to the Credit Agreement. All capitalized terms used in this Amended and Restated Revolving Credit Note which are not defined in this
Amended and Restated Revolving Credit Note shall have the meaning specified for such term in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of the
Revolving Credit upon the occurrence of an Event of Default and for prepayments on the terms and conditions set forth in such Credit Agreement.

     Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Amended and Restated Revolving
Credit Note.

     This Amended and Restated Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the state of New York, without regard to its conflicts of law provisions.

                                        CPI Aerostructures, Inc.

                                        By: /S/ Edward J. Fred
                                            ------------------------------------
                                        Name: Edward J. Fred
                                        Title: President and CEO

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            SCHEDULE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE OF
                            CPI AEROSTRUCTURES, INC.

                                                Unpaid     Name of
Date Loan                         Amount of   Principal     Person
 Made or    Type of   Amount of   Principal   Balance of    Making
 Repaid       Loan       Loan     Repayment     Loans      Notation
---------   -------   ---------   ---------   ----------   --------

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